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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549


                                FORM 8-K


                             CURRENT REPORT


                  Pursuant to Section 13 or 15 (d) of the
                      Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported)
                             July 22, 1998


                     FIRST PLACE FINANCIAL CORPORATION
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


          New Mexico                    0-25956              85-0317365
(State or other jurisdiction of       (Commission          (I.R.S Employer
 incorporation or organization)       file number)       Identification No.)


100 East Broadway, Farmington, New Mexico                        87401
Address of principal executive offices                         Zip Code


   Registrant's telephone number, including area code:  (505) 324-9500

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ITEM 5. OTHER EVENTS

        News release dated July 22, 1998, announcing second quarter 1998 earnings and quarterly dividend.

        Shareholder letter dated August 1, 1998, reporting second quarter 1998 earnings and quarterly dividend.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)  EXHIBITS

        News release from First Place Financial Corporation dated July 22,
        1998.

        Shareholder letter from First Place Financial Corporation dated August 1, 1998.
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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       FIRST PLACE FINANCIAL CORPORATION
                                       ----------------------------------------
                                                 (Registrant)


Date:  August 3, 1998                  /s/ James D. Rose
                                       ----------------------------------------
                                       President and Chief Operating Officer